UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2015

LIGHTBRIDGE CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	001-34487	91-1975651
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1600 Tysons Boulevard, Suite 550
McLean, VA 22102
(Address of principal executive offices, including zip code)

(571) 730-1200
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

Lightbridge Corporation (the “Company”) is filing this Current Report on Form 8-K for the purpose of incorporating by reference into the Company’s Registration Statement on Form S-3 (Registration No. 333-204899) the items filed herewith as Exhibits 5.1 and 23.1. The exhibits filed herewith relate to the offering of shares of the Company’s common stock pursuant to the At-the-Market Issuance Sales Agreement, or sales agreement, dated June 11, 2015, between the Company and MLV & Co. LLC. On December 2, 2015, the Company filed a prospectus supplement relating to sales of shares of common stock under the sales agreement. The Company has terminated further offerings and sales of common stock under the prospectus dated June 25, 2015, which also related to sales under the sales agreement.

Item 9.01  Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
5.1	Opinion of Gary R. Henrie, Esq.
23.1	Consent of Gary R. Henrie, Esq. (included in Exhibit 5.1)

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 2, 2015

LIGHTBRIDGE CORPORATION

By:	/s/ Seth Grae
Name:	Seth Grae
Title:	President and Chief Executive Officer

Exhibit Index

Exhibit No.	Description
5.1	Opinion of Gary R. Henrie, Esq.
23.1	Consent of Gary R. Henrie, Esq. (included in Exhibit 5.1)